PENN SERIES FUNDS, INC.

Mid Cap Value Fund

Supplement dated December 30, 2015

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2015

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective January 1, 2016, Neuberger Berman Management LLC, the sub-adviser to the Mid Cap Value Fund (the “Fund”), will transfer its advisory business to an affiliated investment adviser in connection with an organizational consolidation project at Neuberger Berman. As a result of the organizational changes, effective January 1, 2016, Neuberger Berman Investment Advisers LLC will sub-advise the Fund, and all references to Neuberger Berman Management LLC in the Prospectus and SAI listed above and all related documentation are hereby replaced with references to Neuberger Berman Investment Advisers LLC. The same portfolio manager and investment team who manage the day-to-day investments of the Fund currently will continue to manage the Fund following the organizational changes discussed above. This change also will not affect the fees and expenses of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8069    12/15